TRANSAMERICA FUNDS

Supplement to the Currently Effective ClearTrack Statement of Additional Information

dated March 1, 2017, as amended and restated

* * *

The second paragraph of the “Further Information about the Trust and the Funds – Series and Classes” section of the Statement of Additional Information is deleted in its entirety and replaced to read as follows:

The shares of beneficial interest are divided into fifteen classes: Class A, Class B, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R4, Class R6, Class T, Class T2, Class T2 and Advisor Class. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class A, Class B, Class C, Class I, Class I2, Class R, Class R2, Class R4, Class T, Class T2, Class T2 and Advisor Class are discussed in a separate SAI. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class B, Class C, Class R, Class R1, Class R2, Class R4, Class T1 and Class T2 shares are subject to ongoing distribution and service fees. Advisor Class, Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. As of November 1, 2013, Class B shares were no longer available to new or existing investors except for exchanges and dividend and capital gains reinvestment. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. Class R1 shares are not currently offered. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares.

* * *

Investors Should Retain this Supplement for Future Reference

October 13, 2017